                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    OXFORD RESOURCES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(1)*, 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             OXFORD RESOURCES CORP.

                             270 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

To the Shareholders of Oxford Resources Corp.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Oxford Resources Corp. (the "Company"), a New York corporation, will be held on Monday, November 4, 1996 at 10:00 a.m., local time, at the Company's executive offices at 270 South Service Road, Melville, NY 11747, for the following purposes:

        1. To elect three (3) directors to serve as Class III directors for a three year term;

        2. To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending June 30, 1997; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on September 23, 1996 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

    All shareholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the Meeting may vote in person even if he or she has already returned a proxy.

                                          By Order of the Board of Directors,
                                          MARK A. FREEMAN
                                          SECRETARY

Melville, New York
October 1, 1996

                                    IMPORTANT
    THE PROMPT RETURN OF PROXIES WILL ENSURE THAT YOUR SHARES WILL BE VOTED. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                             OXFORD RESOURCES CORP.

                             270 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747

                            ------------------------

                              PROXY STATEMENT FOR
                       ANNUAL MEETING OF SHAREHOLDERS TO
                          BE HELD ON NOVEMBER 4, 1996

                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Oxford Resources Corp. (the "Company"), a New York corporation, to be used at the Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at the Company's executive offices at 270 South Service Road, Melville, NY 11747 on Monday, November 4, 1996 at 10:00 a.m. and at any adjournment or postponement thereof. The approximate date on which this proxy statement, the foregoing notice and the enclosed proxy were first mailed or given to shareholders was October 1, 1996.

    Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later dated proxy. Unless so revoked, shares represented by proxies received by the Company, where the shareholder has specified a choice with respect to the election of directors or the other proposal described in this proxy statement, will be voted in accordance with the specification(s) so made. In the absence of such specification(s), the shares will be voted FOR the election of all three nominees for the Board of Directors, and FOR the ratification of the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent accountants for the current fiscal year.

    The expenses of solicitation of proxies for the Meeting will be paid by the Company. Such solicitation may be made in person or by telephone by officers and employees of the Company. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the search for, and distribution of proxies to, beneficial owners of the Company's Class A common stock, par value $.01 per share (the "Class A Common Stock"), held in street name or by other nominees, and will pay such firm a fee of $2,750.00, plus reimbursement of direct out-of-pocket expenses incurred by such firm in such activity. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Class A Common Stock.

                                     VOTING

    Only holders of record of the Class A Common Stock and the Company's Class B common stock, par value $.01 per share (the "Class B Common Stock"), at the close of business on September 23, 1996 are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 7,115,662 shares of Class A Common Stock and 7,724,000 shares of Class B Common Stock.

    Under New York law and the Company's By-Laws, the presence in person or by proxy of a majority of the outstanding shares of the Class A Common Stock and the Class B Common Stock, in the aggregate, is necessary to constitute a quorum at the Meeting. For these purposes, shares which are present or represented by proxy at the Meeting will be counted regardless of whether the holder of the shares or the proxy fails to vote on a proposal ("abstentions") or whether a broker with authority fails to exercise its authority with respect thereto (a "broker non-vote"). Abstentions and broker non-votes will not be included, however, in the tabulation of votes cast on proposals presented to shareholders. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld (e.g., abstentions and broker non-votes) will have no effect, as directors are elected by a plurality of votes cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A

Common Stock, and each record holder of Class B Common Stock entitled to ten votes per share of Class B Common Stock.

    The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the foregoing notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The information set forth on the following table is furnished as of September 23, 1996, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities.

                                                                   CLASS A COMMON STOCK+           CLASS B COMMON STOCK
                                                                ----------------------------   ----------------------------
                                                                AMOUNT & NATURE                AMOUNT & NATURE
                                                                 OF BENEFICIAL    PERCENT OF    OF BENEFICIAL    PERCENT OF
NAME                                                               OWNERSHIP        CLASS         OWNERSHIP        CLASS
--------------------------------------------------------------  ---------------   ----------   ---------------   ----------
Pilgrim Baxter Grieg & Associates (1).........................      900,900          12.7%                0            0%
Michael C. Pascucci (2).......................................      665,743(3)        9.4         4,167,538(4)      54.0
T. Rowe Price Associates, Inc. (5)............................      542,500           7.6                 0            0
First of America Investment Corporation (6)...................      419,850           5.9                 0            0
Provident Investment Counsel (7)..............................      407,600           5.7                 0            0
American Express Financial Advisors (8).......................      406,000           5.7                 0            0
Jocelyn Pascucci(2)...........................................      261,660(9)        3.7         3,592,638(10)     46.5
Michael C. Pascucci 1993 Grantor Trust UADTD 6/14/93 (2)
  (11)........................................................      257,665           3.6         1,881,729         24.4
Silvana B. Pascucci (2).......................................      257,665(12)       3.6         1,881,729(13)     24.4
Christopher S. Pascucci (2)...................................      198,643(14)       2.8         2,704,002(15)     35.0
Michael C. Pascucci & Jocelyn Pascucci, Trustees UADTD 12/2/82
  (2)(16).....................................................        3,995             *         1,710,909         22.2
Ralph P. Pascucci (2).........................................          950(17)         *           579,408(18)      7.5
John A. Danzi (2).............................................          669             *           689,998(19)      8.9
Michael C. Pascucci-8 year Grantor Trust UADTD 4/4/95 (2)
  (20)........................................................            0             0           480,630          6.2
Jocelyn A. Pascucci-8 year Grantor Trust UADTD 4/4/95 (2)
  (20)........................................................            0             0           480,630          6.2

------------------------

+ Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

*   Less than 1%

(1) Information as to shares owned by Pilgrim Baxter Grieg & Associates, a registered investment adviser, is as of June 30, 1996, as set forth in a
    Schedule 13F filed with the Securities and Exchange Commission. The address of Pilgrim Baxter Grieg & Associates is 1255 Drummers Lane, Suite 300, Wayne, PA 19807.

(2) The address of each of the shareholders indicated is c/o Oxford Resources Corp., 270 South Service Road, Melville, NY 11747.

(3) Includes (i) 463,345 shares of Class A Common Stock owned directly by Michael C. Pascucci, (ii) 3,995 shares of Class A Common Stock owned by a trust established for the benefit of the children

                                          FOOTNOTES CONTINUED ON FOLLOWING PAGES

FOOTNOTES CONTINUED FROM PREVIOUS PAGE
    of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, (iii) 197,928 shares of Class A Common Stock owned by a charitable remainder trust, over which Michael C. Pascucci shares voting power and investment control, and (iv) 475 shares of Class A Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control. Michael C. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by each of such trusts.

(4) Includes (i) 57,905 shares of Class B Common Stock owned directly by Michael
    C. Pascucci, (ii) 1,910,946 shares of Class B Common Stock owned by certain trusts established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci has sole voting power and shares investment control, (iii) 1,710,909 shares of Class B Common Stock owned by a trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, (iv) 266,389 shares of Class B Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, and (v) 221,389 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Michael C. Pascucci shares voting power and investment control. Michael C. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(5) Information as to shares owned by T. Rowe Price Associates, Inc., an institutional investment and mutual fund manager, is as of June 30, 1996, as set forth in a Schedule 13F filed with the Securities and Exchange Commission. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6) Information as to shares owned by First of America Investment Corporation, an institutional investment manager, is as of June 30, 1996, as set forth in a Schedule 13F filed with the Securities and Exchange Commission. The address of First of America Investment Corporation is 303 North Rose Street, Kalamazoo, MI 49007.

(7) Information as to shares owned by Provident Investment Counsel, an institutional investment manager, is as of June 30, 1996, as set forth in a
    Schedule 13F filed with the Securities and Exchange Commission. The address of Provident Investment Counsel is 300 North Lake Avenue, Pasadena, CA 91101.

(8) Information as to shares owned by American Express Financial Advisors, an institutional investment manager, is as of June 30, 1996, as set forth in a
    Schedule 13F filed with the Securities and Exchange Commission. The address of American Express Financial Advisors is IDS Tower-10, Minneapolis, MN 55440.

(9) Consists of 261,660 shares of Class A Common Stock owned by certain trusts established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Jocelyn Pascucci shares voting power and investment control. Jocelyn Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by each of such trusts.

(10) Consists of 3,592,638 shares of Class B Common Stock owned by certain trusts established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Jocelyn Pascucci shares voting power and investment control. Jocelyn Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(11) The shares of Class A Common Stock and Class B Common Stock owned by the indicated trust may be deemed to be beneficially owned by both Jocelyn Pascucci and Silvana B. Pascucci.

(12) Consists of 257,665 shares of Class A Common Stock owned by a trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Silvana B. Pascucci shares voting power and investment control. Silvana B. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by such trust.

                                           FOOTNOTES CONTINUED ON FOLLOWING PAGE

FOOTNOTES CONTINUED FROM PREVIOUS PAGE
(13) Consists of 1,881,729 shares of Class B Common Stock owned by a trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Silvana B. Pascucci shares voting power and investment control. Silvana B. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by such trust.

(14) Includes (i) 240 shares of Class A Common Stock owned directly by Christopher S. Pascucci, (ii) 197,928 shares of Class A Common Stock owned by a charitable remainder trust, over which Christopher S. Pascucci shares voting power and investment control, and (iii) 475 shares of Class A Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control. Christopher S. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by each of such trusts.

(15) Includes (i) 229,480 shares of Class B Common Stock owned directly by Christopher S. Pascucci, (ii) 1,910,946 shares of Class B Common Stock owned by a certain trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares investment control, (iii) 266,389 shares of Class B Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control, (iv) 276,387 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Christopher S. Pascucci shares voting power and investment control, and (v) 20,800 shares of Class B Common Stock owned by a trust established for the benefit of the nieces and nephews of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control. Christopher S. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(16) The shares of Class A Common Stock and Class B Common Stock owned by the identified trust may be deemed to be beneficially owned by both Michael C. Pascucci and Jocelyn Pascucci.

(17) Includes (i) 475 shares of Class A Common Stock owned directly by Ralph P. Pascucci and (ii) 475 shares of Class A Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control. Ralph P. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by such trust.

(18) Includes (i) 181,073 shares of Class B Common Stock owned directly by Ralph
    P. Pascucci, (ii) 266,389 shares of Class B Common Stock owned by a trust for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control,
    (iii) 111,146 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Ralph P. Pascucci shares voting power and investment control, and (iv) 20,800 shares of Class B Common Stock owned by a trust established for the benefit of the nieces and nephews of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control. Ralph P. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(19) Includes (i) 621,226 shares of Class B Common Stock owned by John A. Danzi and (ii) 68,772 shares of Class B Common Stock owned by a charitable remainder trust, over which Mr. Danzi shares voting power and investment control. Mr. Danzi disclaims beneficial ownership of the shares of Class B Common Stock owned by such trust.

(20) The shares of Class B Common Stock owned by the identified trust may be deemed to be beneficially owned by both Michael C. Pascucci and Christopher
    S. Pascucci.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock beneficially owned by each director and nominee for director of the Company, by the Company's Chief Executive Officer, by each of the Company's four other most highly compensated executive officers and by all directors, nominees for director and executive officers as a group, at the close of business on September 23, 1996.

                                                                    CLASS A COMMON STOCK+            CLASS B COMMON STOCK
                                                                ------------------------------   -----------------------------
                                                                 AMOUNT & NATURE                 AMOUNT & NATURE
                                                                  OF BENEFICIAL     PERCENT OF    OF BENEFICIAL     PERCENT OF
NAME                                                                OWNERSHIP         CLASS         OWNERSHIP         CLASS
--------------------------------------------------------------  -----------------   ----------   ----------------   ----------
Gene M. Bernstein.............................................        15,000           *                      0           0
Peter I. Cavallaro............................................         1,000           *                      0           0
John A. Danzi.................................................           669           *                689,998(1)      8.9
Robert Ench...................................................         2,000           *                      0           0
Mark A. Freeman...............................................           733           *                231,995(2)      3.0
Stephen V. Murphy.............................................         7,000(3)        *                      0           0
Christopher S. Pascucci(4)....................................       198,643(5)         2.8           2,704,002(6)     35.0
Michael C. Pascucci(4)........................................       665,743(7)         9.4           4,167,538(8)     54.0
Ralph P. Pascucci(4)..........................................           950(9)        *                579,408(10)     7.5
All directors, nominees for director and executive officers as
  a group (10 persons)(4).....................................       950,925           13.4%          5,575,882        72.2%

------------------------
+ Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

*   Less than 1%.

(1) Includes (i) 621,226 shares of Class B Common Stock owned by John A. Danzi and (ii) 68,772 shares of Class B Common Stock owned by a charitable remainder trust, over which Mr. Danzi shares voting power and investment control. Mr. Danzi disclaims beneficial ownership of the shares of Class B Common Stock owned by such trust.

(2) Includes (i) 218,221 shares of Class B Common Stock owned by Mark A. Freeman and (ii) 13,774 shares of Class B Common Stock owned by a charitable remainder trust, over which Mr. Freeman shares voting power and investment control. Mr. Freeman disclaims beneficial ownership of the shares of Class B Common Stock owned by such trust.

(3) Includes (i) 6,000 shares of Class A Common Stock owned directly by Mr. Murphy and (ii) 1,000 shares of Class A Common Stock held in an account for the benefit of Mr. Murphy's mother, over which Mr. Murphy shares voting power and investment control. Mr. Murphy disclaims beneficial ownership of the shares held in such account.

(4) Michael C. Pascucci, Christopher S. Pascucci and Ralph P. Pascucci are trustees of certain trusts which own an aggregate of 201,923 shares of Class A Common Stock and 4,185,430 shares of Class B Common Stock. In each case, as trustees, Michael C. Pascucci, Christopher S. Pascucci and/or Ralph P. Pascucci share voting power and/or investment control of the shares of Class A Common Stock and/ or Class B Common Stock owned by the trusts and, therefore, each of them may be deemed to beneficially own the shares of Class A Common Stock and/or Class B Common Stock owned by the trusts for which they serve as trustees. As a result, such shares are included in the number of shares beneficially owned by each of them. Such shares, however, are only included once in the computation of shares beneficially owned by directors, nominees for director and executive officers as a group.

(5) Includes (i) 240 shares of Class A Common Stock owned directly by Christopher S. Pascucci, (ii) 197,928 shares of Class A Common Stock owned by a charitable remainder trust, over which Christopher S. Pascucci shares voting power and investment control, and (iii) 475 shares of Class A

                                           FOOTNOTES CONTINUED ON FOLLOWING PAGE

FOOTNOTES CONTINUED FROM PREVIOUS PAGE

    Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control. Christopher S. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by each of such trusts.

(6) Includes (i) 229,480 shares of Class B Common Stock owned directly by Christopher S. Pascucci, (ii) 1,910,946 shares of Class B Common Stock owned by a certain trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares investment control, (iii) 266,389 shares of Class B Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control, (iv) 276,387 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Christopher S. Pascucci shares voting power and investment control, and (v) 20,800 shares of Class B Common Stock owned by a trust established for the benefit of the nieces and nephews of Michael C. and Jocelyn Pascucci, over which Christopher S. Pascucci shares voting power and investment control. Christopher S. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(7) Includes (i) 463,345 shares of Class A Common Stock owned directly by Michael C. Pascucci, (ii) 3,995 shares of Class A Common Stock owned by a trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, (iii) 197,928 shares of Class A Common Stock owned by a charitable remainder trust, over which Michael C. Pascucci shares voting power and investment control, and (iv) 475 shares of Class A Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control. Michael C. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by each of such trusts.

(8) Includes (i) 57,905 shares of Class B Common Stock owned directly by Michael
    C. Pascucci, (ii) 1,910,946 shares of Class B Common Stock owned by certain trusts established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci has sole voting power and shares investment control, (iii) 1,710,909 shares of Class B Common Stock owned by a trust established for the benefit of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, (iv) 266,389 shares of Class B Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Michael C. Pascucci shares voting power and investment control, and (v) 221,389 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Michael C. Pascucci shares voting power and investment control. Michael C. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

(9) Includes (i) 475 shares of Class A Common Stock owned directly by Ralph P. Pascucci and (ii) 475 shares of Class A Common Stock owned by a trust established for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control. Ralph P. Pascucci disclaims beneficial ownership of the shares of Class A Common Stock owned by such trust.

(10) Includes (i) 181,073 shares of Class B Common Stock owned directly by Ralph
    P. Pascucci, (ii) 266,389 shares of Class B Common Stock owned by a trust for the benefit of one of the children of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control,
    (iii) 111,146 shares of Class B Common Stock owned by certain charitable remainder trusts, over which Ralph P. Pascucci shares voting power and investment control, and (iv) 20,800 shares of Class B Common Stock owned by a trust established for the benefit of the nieces and nephews of Michael C. and Jocelyn Pascucci, over which Ralph P. Pascucci shares voting power and investment control. Ralph P. Pascucci disclaims beneficial ownership of the shares of Class B Common Stock owned by each of such trusts.

                             ELECTION OF DIRECTORS

    Three directors will be elected at the Meeting for a term of three years expiring at the annual meeting of shareholders in 1999 and until their respective successors shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Each proxy received will be cast FOR the election of the nominees named below unless otherwise specified in the proxy. Each nominee has indicated that he is willing to serve as a director of the Company, if elected, and the Board of Directors of the Company has no reason to believe that any nominee may become unable or unwilling to serve. In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

CLASS III (TERM EXPIRES 1999)

NAME OF NOMINEE                                                 PRINCIPAL OCCUPATION              AGE   DIRECTOR SINCE
--------------------------------------------------  --------------------------------------------  ---   --------------
Stephen V. Murphy.................................  President, S.V. Murphy & Co. Inc.             50    August 1993

Christopher S. Pascucci...........................  Executive Vice President & Chief Financial    34    August 1993
                                                    Officer of the Company

Michael C. Pascucci...............................  Chairman & Chief Executive Officer of the     59    August 1974
                                                    Company

    The following individuals are the Company's other directors whose terms of office continue after the Meeting until the annual meeting of shareholders in the year in which the term of their class expires.

CLASS I (TERM EXPIRES 1997)

NAME OF DIRECTOR                                                PRINCIPAL OCCUPATION              AGE   DIRECTOR SINCE
--------------------------------------------------  --------------------------------------------  ---   --------------
Gene M. Bernstein.................................  President, Javelin Blue Golf Products, Inc.   49    December 1993

Peter I. Cavallaro................................  Senior Vice President, General Counsel and    34    December 1993
                                                    Assistant Secretary of the Company

Mark A. Freeman...................................  Senior Vice President, Secretary & Treasurer  51    August 1993
                                                    of the Company

CLASS II (TERM EXPIRES 1998)

NAME OF DIRECTOR                                                PRINCIPAL OCCUPATION              AGE   DIRECTOR SINCE
--------------------------------------------------  --------------------------------------------  ---   --------------
John A. Danzi.....................................  President & Chief Operating Officer of the    54    August 1993
                                                    Company

Robert Ench.......................................  Managing Partner, Bench Realty                55    December 1993

Ralph P. Pascucci.................................  Senior Vice President of the Company          32    December 1993

    GENE M. BERNSTEIN has served as President of Javelin Blue Golf Products, Inc. (formerly Big Ventures, Inc.), a company engaged in the marketing of golf products, since March 1994. From 1989 through June 1994, he served as President of Northville Industries Corp., a diversified petroleum storage, trading and transport company. Mr. Bernstein is a member of the board of directors of UST Private Equity

Investors Fund, Inc., a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

    PETER I. CAVALLARO has served as Senior Vice President and General Counsel of the Company since July 1995 and as Assistant Secretary since July 1993. From June 1990 through June 1995, Mr. Cavallaro served as Corporate Counsel of the Company and from July 1993 through June 1995 he also served as a Vice President of the Company. Mr. Cavallaro is a member of the American and Nassau County Bar Associations and is a member of the Legal and Legislative Committee of the National Vehicle Leasing Association, New York Area Chapter.

    JOHN A. DANZI has served as President and Chief Operating Officer of the Company since July 1988. Mr. Danzi joined the Company in 1979 as Senior Vice President.

    ROBERT ENCH is the managing partner of Bench Realty, a real estate holding company, a position he has held for more than the past five years. In addition, Mr. Ench has also been the Chairman of Hopewell Nursery Inc., a commercial nursery operation, and President of RK&L Enterprises, Inc., an investment company, for more than the past five years. Mr. Ench is the former Chairman of Frank's Nursery & Crafts, Inc., a national chain of retail garden and craft stores.

    MARK A. FREEMAN has served as Senior Vice President, Secretary and Treasurer of the Company since 1988. Mr. Freeman joined the Company in 1974 as Assistant Controller and became Controller in 1978. Mr. Freeman is affiliated with the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Financial Executives Institute.

    STEPHEN V. MURPHY has been President of S.V. Murphy & Co. Inc., an investment banking consulting firm, since 1991. Mr. Murphy served as a Managing Director of Merrill Lynch Pierce Fenner & Smith from 1988 until 1990. Mr. Murphy also serves on the board of directors of The First of Long Island Corporation, a company engaged in a full-service commercial banking business through its subsidiary, The First National Bank of Long Island and Mr. Murphy is a member of the board of directors of UST Private Equity Investors Fund, Inc., a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

    CHRISTOPHER S. PASCUCCI has served as Executive Vice President of the Company since July 1993 and Chief Financial Officer since September 1993. Prior to that time, he served as Senior Vice President from June 1990 to June 1993 and prior to that as Vice President from May 1989 until June 1990. Mr. Pascucci is a member of the Automobile Leasing Committee of the Consumer Bankers Association.

    MICHAEL C. PASCUCCI has served as Chief Executive Officer of the Company since its inception in August 1974, has been Chairman since July 1988, and served as President of the Company from its inception to July 1988.

    RALPH P. PASCUCCI has served as a Senior Vice President of the Company since July 1993. Prior to that time, he served as the manager of the Company's Retail Automotive Division from May 1991 until July 1993.

    MICHAEL C. PASCUCCI is the father of Christopher S. Pascucci and Ralph P. Pascucci. There are no family relationships among any other directors or executive officers of the Company.

COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

    The Board of Directors held four meetings during the last fiscal year. All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served.

    The Board of Directors has an Audit Committee currently composed of Robert Ench (Chairman), Stephen V. Murphy and Christopher S. Pascucci. The Audit Committee reviews and evaluates the Company's internal accounting and auditing procedures; recommends to the Board of Directors the firm to be appointed as independent accountants to audit the Company's operations and financial statements; reviews with management and the independent accountants the Company's year-end operating results; reviews the scope and results of the annual financial and operational audits with the independent accountants; reviews with management the Company's interim operating results; and reviews any non-audit services to be performed by the independent accountants and considers the effect of any such performance on the accountants' independence. The Audit Committee met three times during the fiscal year ended June 30, 1996.

    The Board of Directors has a Compensation and Stock Option Committee, which is currently composed of Gene M. Bernstein (Chairman), Robert Ench and Michael
C. Pascucci. The Compensation and Stock Option Committee reviews compensation arrangements for senior executives, and reviews and makes recommendations to the full Board of Directors regarding the adoption or amendment of employee benefit plans. The Compensation and Stock Option Committee also administers the Company's 1993 Stock Option Plan and, except with respect to grants of options to disinterested non-employee directors, has full authority to determine the persons to whom and the times at which options are to be granted, the number of option shares to be granted and the price and other terms of options. The Compensation and Stock Option Committee also has authority to designate whether options granted are intended to qualify as incentive stock options or are to be non-qualified stock options. The Compensation and Stock Option Committee met or acted by written consent four times in the fiscal year ended June 30, 1996.

    Each year, the Board of Directors establishes a Nominating Committee to identify and recommend to the Board of Directors individuals to serve on the Board. The current members of the Nominating Committee are Robert Ench, Stephen
V. Murphy (Chairman) and Michael C. Pascucci. The Nominating Committee met two times in the fiscal year ended June 30, 1996. The Nominating Committee will consider nominees recommended by shareholders if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Company's Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee, and (iv) a statement that the proposed nominee has consented to the nomination. Any such nominations should be directed to the Secretary of the Company.

    John A. Danzi, Christopher S. Pascucci and Michael C. Pascucci (Chairman) are the members of the Executive Committee of the Board of Directors. These individuals also oversee the day-to-day operations of the Company and meet regularly for such purpose.

    Directors who are not officers or employees of the Company receive an annual retainer of $20,000 for service on the Board, payable in quarterly installments. In addition, under the Company's 1993 Stock Option Plan, each disinterested, non-employee director serving on the Compensation and Stock Option Committee is to receive an annual grant at the first meeting of the Board of Directors following each annual meeting of shareholders, of an option to purchase 3,000 shares of Class A Common Stock, at an exercise price equal to the fair market value of such stock on the grant date. Each such option becomes exercisable on the second anniversary of the grant date at the rate of one-third per year for three years, and expires ten years from the grant date. Directors are also reimbursed for expenses incurred in attending meetings of the Board of Directors and committees thereof. In addition, non-employee directors may elect to participate in the Company's medical plan at the Company's sole cost and expense.

EXECUTIVE OFFICERS

    Peter I. Cavallaro, John A. Danzi, Mark A. Freeman, Christopher S. Pascucci, Michael C. Pascucci and Ralph P. Pascucci are executive officers of the Company, holding the offices described above.

    In addition, Robert B. Kay, Senior Vice President--Finance is also an executive officer of the Company. Mr. Kay, who is 34 years old, has served as Senior Vice President--Finance of the Company since July 1995. Prior thereto, he served as Vice President--Finance of the Company from February 1994 through June 1995. Prior to joining the Company, Mr. Kay was a Senior Manager in the Management Consulting Group of the accounting firm of Deloitte & Touche LLP from August 1989 until February 1994.

    Each executive officer serves until his successor is appointed and qualified or until earlier resignation, death or removal. There are no arrangements or understandings between any executive officer other than as described below.

SECTION 16(A)

    Based solely upon review of the filings furnished to the Company pursuant to Rule 16(a)-3(e) promulgated under the Exchange Act and written representations from its executive officers, directors and persons who own beneficially more than 10% of the Class A Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with during the fiscal year ended June 30, 1996, except that each of Michael C. Pascucci and Christopher S. Pascucci filed late two reports covering two transactions.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the Company's last three fiscal years, the aggregate compensation awarded to, earned by or paid to the Company's Chief Executive Officer and to each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of the Company's last fiscal year, for services rendered in all capacities to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION AWARDS
                                             ANNUAL COMPENSATION          --------------------------------
                                       -------------------------------     SECURITIES
                                       FISCAL                              UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR       SALARY      BONUS        OPTIONS        COMPENSATION(1)
-------------------------------------  ------     --------    --------    ------------     ---------------
Michael C. Pascucci                     1996      $454,439(2) $475,649       28,127           $530,761
Chairman and Chief Executive Officer    1995       424,651(2)  428,231            0            526,364
                                        1994       400,400     371,228      100,000            146,498

John A. Danzi                           1996      $274,753(2) $246,669       19,976           $135,150
President                               1995       261,271(2)  201,039            0             54,706
                                        1994       280,000(3)  171,387       35,000             16,506

Christopher S. Pascucci                 1996      $259,431(2) $242,800       19,608           $161,626
Executive Vice President                1995       229,655(2)  224,660            0             75,506
                                        1994       200,044     204,859       35,000             34,294

Mark A. Freeman                         1996      $204,846(2) $ 72,047        5,000           $ 10,500
Senior Vice President                   1995       207,749(4)   65,014            0             10,500
                                        1994       194,528(4)   59,582       15,000             16,148

Ralph P. Pascucci                       1996      $184,736(2) $171,302       13,825           $ 76,494
Senior Vice President                   1995       169,673(2)  143,606            0             10,500
                                        1994       150,020     126,680       25,000             16,509

    No other annual compensation, restricted stock awards, stock appreciation rights ("SARs") or long-term incentive payments, as defined in the regulations of the Exchange Act governing the solicitation of proxies, were awarded to, earned by or paid to any of the named executive officers during any of the last three fiscal years.

------------------------

(1) Includes (a) amounts paid during fiscal 1996, 1995 and 1994, respectively, under a defined contribution plan: Michael C. Pascucci--$10,500, $10,500 and $16,506; John A. Danzi--$10,500, $10,500 and $16,506; Christopher S.
    Pascucci--$10,500, $10,500 and $16,280; Mark A. Freeman--$10,500, $10,500
    and $16,148; and Ralph P. Pascucci--$10,500, $10,500 and $16,509 and (b)
    premiums paid by the Company during fiscal 1996, 1995 and 1994, respectively, with respect to certain split dollar life insurance policies:
    Michael C. Pascucci--$520,261, $515,864 and $129,992; John A.
    Danzi--$124,650, $44,206 (fiscal 1996 and 1995 only); and Christopher S. Pascucci--$151,126, $65,006 and $18,014.

(2) Includes amounts deferred by the Company pursuant to the Company's Top-Hat Plan (the "Top-Hat Plan"). See "Employment Arrangements and Compensation Plans."

(3) Includes amounts deferred by the Company pursuant to a letter agreement between the Company and Mr. Danzi. See "Employment Arrangements and Compensation Plans."

(4) Includes amounts deferred by the Company pursuant to a letter agreement between the Company and Mr. Freeman and, for fiscal 1995, amounts deferred by the Company pursuant to the Top-Hat Plan. See "Employment Arrangements and Compensation Plans."

STOCK OPTION PLAN

                       OPTIONS GRANTS IN LAST FISCAL YEAR

    The following table sets forth information with respect to the grant of stock options under the Company's 1993 Stock Option Plan (the "Stock Option Plan") by the Company during the fiscal year ended June 30, 1996 to the Chief Executive Officer and the other executive officers identified on the Summary Compensation Table.

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                                                                              ANNUAL RATES OF
                                                                                                                STOCK PRICE
                                                                                                              APPRECIATION FOR
                                                                     INDIVIDUAL GRANTS                          OPTION TERM
                                                   ------------------------------------------------------  ----------------------
                                                                   % OF TOTAL
                                                                     OPTIONS
                                                                   GRANTED TO
                                                                    EMPLOYEES
                                                                       IN         EXERCISE
                                                      OPTIONS      FISCAL YEAR      PRICE     EXPIRATION       5%         10%
NAME                                                GRANTED (#)        (%)         ($/SH)        DATE         ($)         ($)
-------------------------------------------------  -------------  -------------  -----------  -----------  ----------  ----------
Michael C. Pascucci..............................       28,127          14.72%    $   23.10     8/14/2000  $  179,509  $  396,669
John A. Danzi....................................       19,976          10.46         21.00     8/14/2005     263,819     668,569
Christopher S. Pascucci..........................       19,608          10.26         23.10     8/14/2000     125,140     276,527
Mark A. Freeman..................................        5,000           2.62         21.00     8/14/2005      66,034     167,343
Ralph P. Pascucci................................       13,825           7.24         23.10     8/14/2000      88,233     194,971

                      OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth information with respect to the exercise of stock options during the fiscal year ended June 30, 1996 and the value at June 30, 1996 of unexercised stock options held by the Chief Executive Officer and the other executive officers identified on the Summary Compensation Table.

                                                                                                        VALUE OF UNEXERCISED
                                                                                                            IN-THE-MONEY
                                                                               NUMBER OF SECURITIES        OPTIONS AT FYE
                                       SHARES ACQUIRED                        UNDERLYING UNEXERCISED          ($) (1)
                                         ON EXERCISE             VALUE          OPTIONS AT FYE (#)          EXERCISABLE/
NAME                                         (#)             REALIZED ($)     EXERCISABLE/UNEXERCISABLE     UNEXERCISABLE
----------------------------------  ---------------------  -----------------  -----------------------  ----------------------
Michael C. Pascucci...............                0            $       0            33,333/94,794      $   408,329/$1,161,227
John A. Danzi.....................                0                    0            11,666/43,310             154,575/573,858
Christopher S. Pascucci...........                0                    0            11,666/42,942             142,909/526,040
Mark A. Freeman...................                0                    0             5,000/15,000              66,250/198,750
Ralph Pascucci....................                0                    0             8,333/30,492             102,079/373,527

------------------------

(1) Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options at exercise price.

EMPLOYMENT ARRANGEMENTS AND COMPENSATION PLANS

    The Company had an employment agreement dated July 1, 1993 with John A. Danzi, President of the Company, which expired June 30, 1996. Under the employment agreement, Mr. Danzi's annual base salary was $250,000, which amount was subject to increase by the Board of Directors. Mr. Danzi was also eligible to receive a bonus and the Company provided Mr. Danzi with an automobile. The agreement also provided for the payment of the base salary for nine months after termination for disability and three months base salary upon death during the term of employment. The employment agreement also contained a confidentiality covenant and a non-compete covenant both of which have a term of seven years. Currently, Mr. Danzi continues to be employed by the Company without an employment agreement on substantially the same terms.

    The Company has deferred compensation agreements with Mr. Danzi and Mark A. Freeman, Senior Vice President of the Company. Under these agreements the Company deferred a certain amount of each officer's compensation, which the Company determined in its sole discretion but which in the case of Mr. Danzi did not exceed thirty percent of Mr. Danzi's annual bonus, and in any event not in excess of $30,000, and in the case of Mr. Freeman, did not exceed ten percent of Mr. Freeman's aggregate annual compensation. Those deferred amounts are maintained by the Company in accounts held for the benefit of Messrs. Danzi and Freeman. Upon termination of employment (other than for "just cause"), including in connection with a change in control of the Company, each officer will become entitled to receive all or a portion of this deferred compensation in ten annual installments. By the terms of the respective deferred compensation agreement, the Company ceased making deferred compensation payments for the benefit of Mr. Danzi in the fiscal year ended June 30, 1994 and for Mr. Freeman in the fiscal year ended June 30, 1995.

    The Company maintains a Top-Hat Plan, a non-qualified deferred compensation plan for employees of the Company whose annual compensation exceeds $150,000 per year. Each fiscal year under the Top-Hat Plan, the Company contributes, on behalf of each eligible employee, into an account established for purposes of the Top-Hat Plan, an amount based upon of the compensation paid to such employee for such fiscal year and calculated in accordance with the terms of the Top-Hat Plan. The benefits under the Top-Hat Plan vest over the employee's first seven years of employment. The amount of the annual contribution is subject to change each year at the Company's discretion.

               COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    During the fiscal year ended June 30, 1996, the Compensation and Stock Option Committee consisted of Gene M. Bernstein (Chairman), Robert Ench and Michael C. Pascucci. Other than Michael C. Pascucci, who is Chairman of the Board and a director of the Company, none of the other members of the Compensation and Stock Option Committee was, during such year or in the past, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation and Stock Option Committee of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS INVOLVING MEMBERS OF THE
  COMPENSATION AND STOCK OPTION COMMITTEE

    On July 31, 1990, the Company entered into a lease agreement with LBA Melville Associates ("Associates"), a New York general partnership, for the Company's Melville, New York corporate headquarters. MP/Melville Realty Associates, Ltd. ("Melville Associates"), a New York limited partnership, is one of two general partners of Associates (each partner having a 50% partnership interest). Michael C. Pascucci, a director and the Chairman of the Company, is the sole shareholder of MP/Melville Realty Corp., the corporate general partner of Melville Associates. The limited partners of Melville Associates are Michael
C. Pascucci, John A. Danzi, a director and the President of the Company, Christopher S. Pascucci, a director and the Executive Vice President of the Company, Mark A. Freeman, a director and Senior Vice President of the Company, Ralph P. Pascucci, director and a Senior Vice President of the Company, Michael
A. Pascucci and Dawn Barnard. Michael A. Pascucci and Dawn Barnard are children of Michael C. Pascucci and siblings of Christopher S. Pascucci and Ralph P. Pascucci. The lease provides for fixed rent payments of $710,940 through November 30, 1998, and $761,940 per year for the remainder of the initial term, which expires November 30, 2001. During the fiscal year ended June 30, 1996, the Company paid Associates aggregate rent of $668,655. The lease also provides for two renewal terms at the Company's option, each for five years at a fixed rent per year of $566,610 for the first renewal term and $637,500 for the second renewal term. In addition, the Company must pay certain taxes, common area expenses and other amounts, as provided in the lease. The terms of the lease were negotiated on an arms-length basis and the Company believes that the rent under the lease is at market rates.

    The Company has extended loans to Melville Associates and LBR Melville Associates, L.P. ("LBR Associates"), the other general partner of Associates, to finance (i) in the case of Melville Associates, its share of the capital contributions and loans made to Associates, the proceeds of which were used by Associates in connection with Associates' purchase of the land and building used by the Company for its corporate headquarters and the financing of certain improvements related thereto and (ii) in the case of LBR Associates, a loan made to Associates, the proceeds of which were used by Associates in connection with the aforementioned improvements on the Company's corporate headquarters. The loan made to Melville Associates is evidenced by a revolving promissory note with a maximum principal availability of $3,000,000 and accrues interest at the blended "Applicable Federal Rate" (as defined in the Internal Revenue Code of
1986). At June 30, 1996, the unpaid principal amount of the loan to Melville Associates was $2,679,439. During the Company's last fiscal year, Melville Associates made an interest payment to the Company with respect to such loan in the amount equal to $255,000. The note matures in September 2000. LBR Associates paid an aggregate amount of $200,382 on its note during the fiscal year ended June 30, 1996 and the note was thereby paid off and satisfied in full, including accrued interest. There is no further availability under such note.

    Certain of the executive officers and directors of the Company (including Michael C. Pascucci), members of their immediate families and trusts established for the benefit of members of such families own all of the outstanding capital stock of WLNY-TV Inc. (formerly WLIG-TV Inc. and hereinafter "WLNY"), a corporation which operates a local television station. WLNY has and will continue to use a portion of the Company's corporate headquarters for its corporate offices and broadcast facilities. WLNY is a party to a sublease with the Company for such space at a market rate rental and pays its pro rata share of certain administrative expenses and common area charges. In addition, WLNY and Oxford Management Services Co., Inc. ("OMSC"), a subsidiary of the Company, entered into a management and service agreement pursuant to which the Company provides to WLNY certain management, administrative, accounting and other services, on a cost-plus basis. During the past fiscal year, WLNY paid $620,456 to the Company for such services and rent.

    No member of the Compensation and Stock Option Committee, other than Michael
C. Pascucci, has any similar relationships or related transactions involving the Company.

               REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    For the past fiscal year, the Compensation and Stock Option Committee (the "Committee") was comprised of Gene M. Bernstein (Chairman), Robert Ench and Michael C. Pascucci. Mr. Pascucci does not take part in any decisions of the Compensation and Stock Option Committee relating to the determination of his own compensation.

    The Committee is responsible for recommending to the Board of Directors the overall direction for the executive compensation strategy of the Company and for the on-going monitoring of the strategy's implementation. In addition to recommending and reviewing the compensation of the executive officers, it is the responsibility of the Committee to recommend new incentive compensation plans to the Board of Directors. The Committee makes its compensation determinations based upon its own research and analysis and based upon the advice of an outside compensation consultant retained from time to time by the Committee.

    The compensation objectives of the Committee and the Board of Directors are designed to provide competitive levels of compensation consistent with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

    The major elements of the executive compensation program are base salary, performance-based annual and long-term incentives and stock options. Overall compensation is intended to be consistent with companies of similar characteristics (size, profitability, business lines, growth, etc.) (the "peer group") and to include all of such elements. The peer group for purposes of determining compensation of executive officers is not the same as the peer group used to prepare the Company's stock performance graph contained in this proxy statement. The peer group for purposes of compensation matters is based upon companies with characteristics similar to the Company (including size, growth, executive structure, etc.), other than solely type of business, in order to provide a more accurate measure of the compensation paid to executives of comparable companies. The peer group for the stock performance graph consists of companies with similar lines of businesses (general financial services) to the Company in order to more accurately reflect the Company's performance to that of other companies with which it competes. In any particular year, the Company's executives may be paid more or less than the executives of competitors, depending upon the Company's overall financial performance and other factors. For the fiscal year ended June 30, 1996, the Company's senior executives were paid at approximately the median as compared to comparable executives in the peer group.

THE $1 MILLION CAP ON DEDUCTIBLE EXECUTIVE COMPENSATION

    The Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under Internal Revenue Code Section 162(m). However, the Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible.

BASE SALARY

    The Company's philosophy is to emphasize the performance-based, variable components of total compensation, i.e., short and long-term incentives. Base salaries for the Company's senior executives are recommended by the Committee based, in part, upon a comparison of the salaries at companies in the peer group. In addition, base salaries are based upon the executive's level of responsibility, tenure with the Company, prior year's compensation, effectiveness of management and other subjective factors. Base salaries are targeted to approximate the median base salaries of the comparable companies. Mr. Danzi's base salary for the 1996 fiscal year was in accordance with an employment agreement that he had with the Company during such year. The terms of Mr. Danzi's employment agreement, including the amount of his base salary as provided thereby, were determined by a negotiation between Mr. Danzi and the Company and is reflective of Mr. Danzi's level of responsibility and tenure with the Company.

ANNUAL INCENTIVES

    Each senior executive officer, including the Chief Executive Officer, is eligible to receive on an annual basis a bonus in addition to base salary for that year. Bonus awards are based upon achieving annual financial goals including net income and earnings per share. Substantially all of the Company's financial goals were met or exceeded during the past fiscal year. Accomplishment of financial goals in excess of anticipated levels warrants payment of correspondingly larger bonuses. Other factors considered include level of responsibility, exhibited individual initiative, effectiveness of management and seniority.

STOCK OPTIONS

    The Company's Stock Option Plan is designed to reward long-term accomplishment as reflected, in part, in increases in shareholder value and results of operations. The Stock Option Plan is administered by the Committee, which may designate granted options as incentive stock options or non-qualified stock options. Options may be granted annually by the Committee. The exercise price of options is generally 100% of fair market value on the date of grant (and, if the granted options are incentive stock options, 110% of such value for certain officers who are members of a group which owns beneficially more than 10% of the Class A Common Stock). Options vest over three years and generally expire 10 years after the grant date (and, if the granted options are incentive stock options, 5 years after the date of grant for certain officers who are members of a group which owns beneficially more than 10% of the Class A Common Stock). This approach provides an incentive to the executive officers to increase shareholder value over the long term, since the full benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years.

    In determining the size of individual option grants, the Committee generally takes into consideration the level of responsibility, exhibited individual initiative, effectiveness of management and seniority.

THE CHIEF EXECUTIVE OFFICER'S FISCAL 1996 COMPENSATION

    Michael C. Pascucci is eligible to participate in the same executive compensation plans available to the other senior executive officers. The Committee's general approach in setting Mr. Pascucci's target annual compensation is to seek to be competitive with other companies in the peer group, and to have a large performance-based, variable component in his compensation.

    Mr. Pascucci's base salary is set based upon the perceived value of his contributions to the Company, peer group comparisons, the financial performance of the Company and the Company's achievement of its financial goals, including net income and earnings per share. Mr. Pascucci's base salary for the past fiscal year approximated the median salary paid to comparable officers in the peer group.

    For the fiscal year ended June 30, 1996, Mr. Pascucci's annual bonus was tied principally to goals related to the overall results of operations. The Company met or exceeded the goals for its results of operations. Some consideration is also given to subjective factors, as described above under "Annual Incentives." In particular, consideration was given to the completion during the fiscal year of the Company's secondary offering of Class A Common Stock. On an ongoing basis, Mr. Pascucci's award will be based upon peer group measures, the Company's performance against its financial goals, including net income and earnings per share, and other factors including level of responsibility, effectiveness of management and seniority.

                                   COMPENSATION AND STOCK OPTION COMMITTEE

                  Gene M. Bernstein (Chairman)--Robert Ench--Michael C. Pascucci

STOCK PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Class A Common Stock during the period beginning on December 10, 1993 (the date on which the Class A Common Stock began trading publicly on The Nasdaq Stock Market National Market) and ending on June 30, 1996 with the cumulative total return on The Nasdaq Stock Market's U.S. Index and a peer group index based upon Standard & Poor's Miscellaneous Financial Services Companies Index. The comparison assumes that $100 was invested on December 10, 1993 in the Class A Common Stock and on November 30, 1993 in the foregoing indices and assumes the reinvestment of dividends.

                COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
       AMONG OXFORD RESOURCES CORP., THE NASDAQ STOCK MARKET-US INDEX AND
                    THE S & P FINANCIAL MISCELLANEOUS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              OXFORD RESOURCES CORP.          S&P FINANCIAL MISCELLANEOUS          NASDAQ STOCK MARKET-US
12/10/93                             100                                  100                             100
Jun-94                                95                                  100                              94
Jun-95                               178                                  126                             125
Jun-96                               233                                  168                             161

*$100 INVESTED ON 12/10/93
IN STOCK OR ON 11/30/93 IN
INDEX INCLUDING REINVESTMENT
OF DIVIDENDS. FISCAL YEAR
ENDED JUNE 30.

                                                     CUMULATIVE TOTAL RETURN
                                                    --------------------------
                                                    12/93   6/94   6/95   6/96
                                                    -----   ----   ----   ----
OXFORD RESOURCES CORP.............................   100      95    178    233
NASDAQ STOCK MARKET--US...........................   100      94    125    161
S & P FINANCIAL MISC..............................   100     100    126    168

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has a severance benefits arrangement with Marie Pascucci, a founder of the Company and the mother of Michael C. Pascucci, Chairman and Chief Executive Officer of the Company, pursuant to which she is entitled to be paid during her lifetime $59,800 per annum (which amount was paid to Ms. Pascucci in the last fiscal year) and receive medical coverage and pension benefits at the Company's expense under the Company's employee benefit plans.

    Michael A. Pascucci, the son of Michael C. Pascucci, a director and Chief Executive Officer of the Company, and the brother of Christopher S. Pascucci and Ralph P. Pascucci, each a director and executive officer of the Company, is employed by the Company as a sales representative in the lease terminations department. The Company paid Michael A. Pascucci salary and bonus in the aggregate amount of $72,125 as compensation during the past fiscal year. Mr. Pascucci is also entitled to participate in all of the employee benefit plans available to all of the Company's employees.

    See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for certain relationships and related party transactions involving certain of the Company's directors, executive officers and other related parties.

             SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    BDO Seidman, LLP has been selected by the Board of Directors as the independent accountants for the Company's current fiscal year. Although shareholder ratification of the Board of Directors' selection is not required, the Board of Directors considers it desirable for the shareholders to pass upon the selection and, if the shareholders disapprove of the selection, to consider the selection of other independent certified public accountants for the remainder of the current fiscal year.

    A representative of BDO Seidman, LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1997 must be received by July 7, 1997, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be directed to the Secretary of the Company, at the address of the Company set forth on the first page of this proxy statement.

                           ANNUAL REPORT ON FORM 10-K

    THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE CHIEF FINANCIAL OFFICER, 270 SOUTH SERVICE ROAD, MELVILLE, 11747, ATTENTION: INVESTOR RELATIONS.

    Copies of the 1996 Annual Report to Shareholders are being mailed simultaneously with this Proxy Statement. If you want to save the Company the cost of mailing more than one Annual Report to the same address, the Company will discontinue, at your request to the Secretary of the Company, mailing of the duplicate copy to the account or accounts you select.

                                          By Order of the Board of Directors,
                                          Mark A. Freeman
                                          SECRETARY

Melville, New York
October 1, 1996

                             OXFORD RESOURCES CORP.
               ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 4, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints John A. Danzi and Ralph P. Pascucci, or either of them, the undersigned's proxies, with full power of substitution, to vote all shares of Class A Common Stock of Oxford Resources Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Monday, November 4, 1996 at 10:00 A.M. local time, at the offices of the Company at 270 South Service Road, Melville, New York 11747 and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

    WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

    If there are amendments or variations to
the matters proposed at the meeting or at any
adjournments or postponements thereof, or if      OXFORD RESOURCES CORP.
any other business properly comes before the      P.O. BOX 11060
meeting, this proxy confers discretionary         NEW YORK, N.Y. 10203-0060
authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

    The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the November 4, 1996 meeting.

                    (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

 1.        Election of Directors   FOR all nominees listed below     WITHHOLD AUTHORITY to vote for all nominees listed
                                   / /                               below / /

 1.        EXCEPTIONS / /


Nominees: Stephen V. Murphy, Christopher S. Pascucci and Michael C. Pascucci (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW). *Exceptions ____________________________________________________________________

2. For Ratification of BDO Seidman, LLP as the Company's independent certified public accountants.

           / / FOR             / / AGAINST             / / ABSTAIN

                                           (Please sign exactly as name or names
                                           appear hereon. Full title of one
                                           signing in represenative capacity
                                           should the clearly designated after
                                           signature.) If a corporation, please
                                           sign in full corporate name by
                                           President or the authorized
                                           officer(s). If a partnership, please
                                           sign in partnership name by
                                           authorized person. If stock is in the
                                           name of two or more persons, each
                                           should sign. Joint owners should each
                                           sign. Names of all joint holders
                                           should be written even if signed by
                                           only one).
                                           Dated:  ______________________ , 1996
                                           ______________________________ (L.S.)
                                           Signature of Shareholder
                                           Print Name:
                                           ______________________________ (L.S.)
                                           Signature of Shareholder
                                           Print Name:

                                           PLEASE INDICATE VOTES
                                           (X) IN BLACK OR BLUE INK.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
ENVELOPE